UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2022 (May 5, 2022)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6655 Peachtree Dunwoody Road,

Atlanta, Georgia 30328

(Address of principal executive offices including zip code)

(770) 418-7000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE ON WHICH REGISTERED
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2022, Newell Brands Inc. (the “Company”) announced that Christopher H. Peterson, the Company’s current Chief Financial Officer and President, Business Operations has been appointed President of the Company. Mr. Peterson will now serve as President and Chief Financial Officer of the Company. Mr. Saligram will continue to serve as the Company’s Chief Executive Officer. A copy of the press release announcing Mr. Peterson’s appointment, dated May 5, 2022, is attached to this report as Exhibit 99.1 and incorporated by reference herein.

Christopher H. Peterson, age 55, has served as the Chief Financial Officer of the Company since December 2018 and President, Business Operations since February 2020. He also served as Interim Chief Executive Officer from June 28, 2019 until October 2, 2019. From April 2018 to August 2018, Mr. Peterson served as the Executive Vice President and Chief Operating Officer, Operations of Revlon, Inc., a global beauty company. Prior to that, Mr. Peterson served as Revlon’s Chief Operating Officer, Operations & Chief Financial Officer from June 2017 until March 2018, and as Chief Operating Officer, Operations from April 2017 until June 2017. Prior to joining Revlon, Mr. Peterson held several senior management roles at Ralph Lauren Corporation, a designer, marketer and distributor of premium lifestyle products, including serving as President, Global Brands from April 2015 to May 2016, Executive Vice President, Chief Administrative Officer & Chief Financial Officer from November 2013 to March 2015 and Senior Vice President and Chief Financial Officer from September 2012 to November 2013. Previously, Mr. Peterson held several financial management positions at The Procter & Gamble Company, a global consumer products company, from 1992 to 2012.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Peterson and any of the Company’s executive officers or directors or persons nominated or chosen to become directors or executive officers. There is no arrangement or understanding between Mr. Peterson and any other person pursuant to which Mr. Peterson was appointed as President and Chief Financial Officer of the Company. There are no transactions requiring disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment as President, Mr. Peterson will be entitled to receive the following additional compensation:

(i)	An increase in his annual base salary rate to $900,000; and

(ii)

An equity award under the Newell Brands Inc. 2022 Incentive Plan (the “2022 Incentive Plan”) having a target value of $500,000, granted on May 5, 2022 (the “Grant Date”), consisting of (1) performance based restricted stock (“PRSUs”) with a grant date fair value of $250,000; (2) stock options (the “Options”) with a grant date fair value of $150,000; and (3) time based restricted stock units (“TRSUs”) with a grant date fair value of $100,000. For this purpose, the PRSUs and TRSUs were valued based on the closing price of the Company’s common stock on the Grant Date, and each Option had the value of one-fifth of one share of the Company’s common stock on the Grant Date.

The PRSUs awarded vest on the third anniversary of the Grant Date at 0% to 200% based on the level of achievement of equally weighted performance goals for Annual Core Sales Growth and Cumulative Free Cash Flow, as defined in the 2022 Long Term Incentive Plan Terms and Conditions, subject to adjustment based upon a comparison of the Company’s total shareholder return relative to a pre-determined set of comparator group companies for the three-year performance period, all as set forth in Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 11, 2022. The Options vest ratably in one third increments on each of the first, second and third anniversaries of the Grant Date, subject to Mr. Peterson’s continued employment with the Company, and will expire on the tenth anniversary of the Grant Date. The TRSUs vest on the third anniversary of the Grant Date subject to Mr. Peterson’s continued employment with the Company. The PRSUs and TRSUs will be governed by the terms and conditions in the 2022 Restricted Stock Unit Award Agreement under the 2022 Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The Options will be subject to the terms and conditions in the 2022 Non-Qualified Stock Option Agreement under the 2022 Incentive Plan, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 5, 2022. For more information on the proposals presented at the meeting, please see the Company’s Definitive Proxy Statement, filed with the SEC on March 23, 2022 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference.

The number of shares of common stock voted on matters presented at the Annual Meeting was 379,310,202 of the 415,806,114 shares outstanding as of the March 9, 2022 record date for the Annual Meeting. Below is a summary of the items voted on by the stockholders at the Annual Meeting.

The stockholders elected each of the following ten nominees to the Board of Directors for a one-year term by a majority vote:

	For	Against	Abstain	Broker Non-Votes
Bridget Ryan Berman	329,928,355	19,824,847	210,933	29,346,067
Patrick D. Campbell	331,226,010	17,298,219	1,439,906	29,346,067
James R Craigie	331,535,707	16,358,667	2,069,761	29,346,067
Brett M. Icahn	310,049,534	39,639,905	274,696	29,346,067
Jay L. Johnson	346,975,561	2,751,598	236,976	29,346,067
Gerardo I. Lopez	337,934,439	11,768,386	261,310	29,346,067
Courtney R Mather	346,682,475	3,050,286	231,374	29,346,067
Ravichandra K. Saligram	346,054,128	3,666,059	243,948	29,346,067
Judith A. Sprieser	345,560,804	4,181,017	222,314	29,346,067
Robert A. Steele	337,795,593	11,926,722	241,820	29,346,067

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2022:

For:	378,372,458
Against:	589,088
Abstain:	348,656

The stockholders approved the advisory resolution to approve executive compensation:

For:	326,567,420
Against:	22,526,287
Abstain:	870,428
Broker Non-Votes:	29,346,067

The stockholders approved the Newell Brands Inc. 2022 Incentive Plan:

For:	323,666,113
Against:	25,639,118
Abstain:	658,904
Broker Non-Votes:	29,346,067

The stockholders did not approve the stockholder proposal to amend the stockholder right to request a special meeting of stockholders:

For:	114,774,252
Against:	234,450,463
Abstain:	739,420
Broker Non-Votes:	29,346,067

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	2022 Restricted Stock Unit Award Agreement under the 2022 Incentive Plan

10.2	2022 Non-Qualified Stock Option Agreement under the 2022 Incentive Plan

99.1	Press Release dated May 5, 2022, issued by Newell Brands Inc.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: May 6, 2022	By:	/s/ Bradford R. Turner
Bradford R. Turner
Chief Legal & Administrative Officer and Corporate Secretary

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